Exhibit 99.1

Ruthigen and Pulmatrix Stockholders Approve Merger

SANTA ROSA, CA and LEXINGTON, MA—June 12, 2015—Ruthigen, Inc. (“Ruthigen”) (NASDAQ: RTGN) and Pulmatrix Inc. (“Pulmatrix”) today announced that at Ruthigen’s special meeting of stockholders held on June 12, 2015, Ruthigen obtained sufficient votes for each proposal required to consummate the previously announced proposed merger between Ruthigen and Pulmatrix. Pulmatrix previously obtained a sufficient number of written consents from its stockholders to consummate the merger.

Ruthigen did not obtain sufficient votes to approve the proposal to declassify its board of directors, however such approval was not required to consummate the merger.

Pursuant to the Agreement and Plan of Merger, dated as of March 13, 2015, by and among Ruthigen, Pulmatrix and Ruthigen Merger Corp., a wholly owned subsidiary of Ruthigen (“Merger Sub”), Merger Sub will merge with and into Pulmatrix (the “Merger”), with Pulmatrix surviving the Merger as a direct wholly owned subsidiary of Ruthigen. Immediately prior to the Merger, Pulmatrix will change its name to “Pulmatrix Operating Company, Inc.” (the “Pulmatrix Name Change”) and Ruthigen will change its name to “Pulmatrix, Inc.” (the “Ruthigen Name Change”). Immediately following the Merger, the combined company will effect a 1-for-2.5 reverse stock split of its common stock (the “Reverse Stock Split”). Ruthigen and Pulmatrix made filings with the office of the Delaware Secretary of State (the “Secretary of State”) today in order to give effect to the Ruthigen Name Change, the Pulmatrix Name Change, the Reverse Stock Split and the Merger. Subject to the acceptance of these filings by the Secretary of State, Ruthigen and Pulmatrix expect the Ruthigen Name Change, the Pulmatrix Name Change, the Reverse Stock Split and the Merger to become effective after market hours on Monday, June 15, 2015.

Subject to the aforementioned acceptance by the Secretary of State of the filings made by Ruthigen and Pulmatrix, the combined company will be named “Pulmatrix, Inc.” and expects to begin trading on NASDAQ under the symbol “PULM” at the opening of trading on June 16, 2015.

About Ruthigen

Ruthigen is a biopharmaceutical company focused on the discovery, development and commercialization of novel therapeutics designed to prevent and treat infection in invasive applications. The company’s lead drug candidate, RUT58-60, is a broad-spectrum anti-infective that Ruthigen is developing for the prevention and treatment of infection in surgical and trauma procedures. For more information, visit www.ruthigen.com.

About Pulmatrix

Pulmatrix is a clinical stage biotechnology company advancing a new generation of inhaled therapeutics in a novel dry powder delivery platform. The platform, called iSPERSE (inhaled small particles easily respirable and emitted), represents a new paradigm in inhaled drug delivery using particle engineering to create dry powders with unique properties: aerodynamically small, dense particles with highly efficient dispersibility and delivery to the airways. The iSPERSE powders can be used with an array of dry powder inhaler technologies and can be formulated with virtually any drug substance.  Pulmatrix is advancing a pipeline of products including PUR0200, a once daily inhaled bronchodilator for chronic obstructive pulmonary disease, and PUR1900, an inhaled anti-infective for the treatment of cystic fibrosis. Both PUR0200 and PUR1900 are developed using Pulmatrix’s iSPERSE technology.

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IMportant Information For Investors and STOCKholders

This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

The transactions contemplated by the Agreement and Plan of Merger, dated March 13, 2015, by and among Ruthigen, Pulmatrix and Merger Sub, were submitted to the stockholders of Ruthigen and Pulmatrix, respectively, for their approval. On June 12, 2015, Ruthigen’s stockholders voted on, among other things, the Merger, the proposed issuance of Ruthigen common stock in the Merger and the amendments to Ruthigen’s amended and restated certificate of incorporation to declassify Ruthigen’s board of directors and effect the Reverse Stock Split. On or about May 4, 2015, Pulmatrix mailed a consent solicitation statement to its stockholders asking them to approve the Merger. In connection with the proposed merger, Ruthigen filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a consent solicitation statement of Pulmatrix and a definitive proxy statement of Ruthigen that also constitutes a prospectus. The registration statement was declared effective by the SEC on May 4, 2015, and the definitive joint proxy and consent solicitation statement/prospectus was mailed to Ruthigen and Pulmatrix stockholders on or about May 4, 2015 in connection with the Merger.

INVESTORS AND SECURITY HOLDERS OF RUTHIGEN AND PULMATRIX ARE URGED TO READ THE DEFINITIVE JOINT PROXY AND CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may currently obtain free copies of the definitive joint proxy and consent solicitation statement/prospectus, and other documents containing important information about Ruthigen filed with the SEC, through the website maintained by the SEC at www.sec.gov. Ruthigen makes copies of materials it files with, or furnishes to, the SEC available free of charge at www.ruthigen.com (in its “Investors” section), and investors and security holders may contact Ruthigen at (707) 525-9900 to receive copies of documents that Ruthigen files with or furnishes to the SEC.

Forward-Looking Statements

Certain statements in this press release that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Ruthigen and Pulmatrix caution that such statements involve risks and uncertainties that may materially affect Ruthigen’s and Pulmatrix’s results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the possibility that the proposed transaction does not close when expected or at all because required approvals are not received on a timely basis; the risk that the benefits from the proposed transaction may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of Ruthigen and Pulmatrix; the ability to realize anticipated synergies and cost savings from the transaction; the reaction of the companies’ customers, employees and counterparties to the transaction; diversion of management time on transaction-related issues; the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to obtain appropriate or necessary governmental approvals to market potential products; the ability to obtain future funding for developmental products and working capital; and the ability to secure and enforce legal rights related to the companies’ products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to Ruthigen and Pulmatrix, is set forth in the registration statement on Form S-4 filed by Ruthigen on April 15, 2015, as amended. Ruthigen and Pulmatrix disclaim any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Ruthigen Contact	Pulmatrix Contact
Ruthigen, Inc.	Pulmatrix Inc.
Sameer Harish, CFO	Kevin O’Driscoll, Director of
(707) 525-9900	Business Development
sharish@ruthigen.com	(781) 357-2361
www.ruthigen.com	kodriscoll@pulmatrix.com
www.pulmatrix.com